SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         FOR THE MONTH OF DECEMBER 2000





                            SUNAIR ELECTRONICS, INC.
                            ------------------------




         FLORIDA                         I-4334                     59-0780772
  --------------------              -----------------             --------------
      (STATE OF                      (COMMISSION                 (IRS EMPLOYER
      INCORPORATION)                  FILE NO.)                  IDENTIFICATION
                                                                   NO.)




      3101 S.W. THIRD AVE., FORT LAUDERDALE, FLORIDA,                   33315
--------------------------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (954) 525-1505


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         ITEM 5.        OTHER MATERIALLY IMPORTANT EVENTS
                        ---------------------------------


                  ON NOVEMBER 29, 2000, MR. ROBERT URICHO, JR., CHAIRMAN AND CEO OF SUNAIR ELECTRONICS, INC., DIED AT HIS HOME IN FORT LAUDERDALE, FL. AT THE AGE OF 85.

                  EFFECTIVE DECEMBER 1, 2000, MR. JAMES E. LAURENT, PRESIDENT OF SUNAIR ELECTRONICS, INC. WAS DESIGNATED CHIEF EXECUTIVE OFFICER AND BOARD MEMBER TO FILL THE VACANCY CREATED BY THE DEATH OF MR. URICHO.

                                   SIGNATURES
                                   ----------


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                              SUNAIR ELECTRONICS, INC.
                                              ---------------------------


DECEMBER 22, 2000                             /S/ JAMES E. LAURENT
-----------------                             ---------------------------
                                              JAMES E. LAURENT    PRESIDENT



DECEMBER 22, 2000                             /S/ SYNNOTT B. DURHAM
-----------------                             ------------------------------
                                              SYNNOTT B. DURHAM,  TREASURER